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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 1997

                             MOBILEMEDIA COMMUNICATIONS, INC.


             (Exact name of registrant as specified in its charter)

       Delaware                      33-68840                    22-3379712
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

              65 Challenger Road, Ridgefield Park, New Jersey 07660
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 440-8400
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 1.   Changes in Control of Registrant.
                         Not Applicable

          Item 2.   Acquisition or Disposition of Assets.
                         Not Applicable

          Item 3.   Bankruptcy or Receivership.

          Item 4.   Changes in Registrant's Certifying Accountant.
                         Not Applicable

          Item 5.   Other Events.
                         On April 30, 1997, MobileMedia Corporation and substantially all of its subsidiaries filed with the United States Bankruptcy Court for the District of Delaware their monthly operating report for the month ended March 31, 1997, which is attached hereto as Exhibit 99.1.

          Item 6.   Resignations of Registrants Directors.
                         Not Applicable

          Item 7.   Financial Statements and Exhibits.
                         Not Applicable

          Item 8.   Change in Fiscal Year.
                         Not Applicable


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                    Pursuant to the requirements of the Securities Exchange
          Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOBILEMEDIA COMMUNICATIONS, INC.,
                                             a Delaware corporation


          Date: May 1, 1997                  By:  /s/ Santo J. Pittsman
                                                  ---------------------
                                                  Santo J. Pittsman
                                                  Senior Vice President and
                                                  Chief Financial Officer

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                                    EXHIBIT INDEX

Exhibit                                                                Page
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Exhibit 99.1 -- Monthly Operating Report.